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                                                                    EXHIBIT 23.1


                   Consent of Independent Public Accountants


     As independent public accountants, we hereby consent to the incorporation of our report dated January 29, 1999, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-56443.



                                       Arthur Andersen LLP

Los Angeles, California
March 8, 1999